1 WSFS Financial Corporation 1Q 2026 Earnings Release Supplement April 2026 Exhibit 99.2

2 Forward Looking Statements & Non-GAAP Disclaimers Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders. Forward Looking Statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to WSFS Financial Corporation’s (“the Company”) predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including, but not limited to, difficult market conditions and unfavorable economic trends in the United States generally and in financial markets, particularly in the markets in which the Company operates and in which its loans are concentrated, including difficult and unfavorable conditions and trends related to housing markets, costs of living, unemployment levels, interest rates, supply chain issues, inflation, trade, monetary and fiscal policies, interest rates, supply chain issues, inflation, economic growth, the uncertain effects of geopolitical instability, armed conflicts, public health crises, inflation, interest rates and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company’s Form 10-K for the year ended December 31, 2025, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes these non-GAAP financial measures are useful measures for management and investors to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. You should not rely on these non-GAAP financial measures as a substitute for, or as superior to, GAAP results. For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix.

3 Financial Highlights and Results

Financial Highlights

	Reported			Core[1]		
$ in millions (except per share amounts)	1Q26	QoQ Δ	YoY Δ	1Q26	QoQ Δ	YoY Δ
EPS	$1.64	+22.4%	+46.4%	$1.68	+17.5%	+48.7%
ROA	1.61%	+28bps	+32bps	1.65%	+23bps	+36bps
Net Income[2]	$86.8	+19.4%	+31.7%	$89.0	+14.6%	+34.6%
PPNR[1]	$112.5	+2.4%	+7.9%	$115.3	-1.0%	+10.2%
ROTCE[1]	20.18%	+327bps	+327bps	20.68%	+265bps	+371bps
NIM[4]	3.83%	0bps	-5bps	3.83%	0bps	-5bps
Fee Revenue $	$90.1	+6.6%	+11.4%	$90.1	0.0%	+11.4%
Fee Revenue %[3]	32.7%	+165bps	+115bps	32.7%	+27bps	+115bps
Efficiency Ratio	59.0%	-44bps	-14bps	58.0%	+11bps	-105bps
ACL Ratio[5]	1.36%	0bps	-7bps	1.36%	0bps	-7bps
CET1	13.91%	-1bps	-19bps	13.91%	-1bps	-19bps
TBVPS[1]	$33.71	+1.8%	+15.2%	$33.71	+1.8%	+15.2%

- Excluding the previously disclosed $15.7mm loan recovery, core EPS was $1.45 (up 28% YoY) and core ROA was 1.43% (up 14bps YoY)[1]
- Client deposits grew 5% QoQ driven by Trust and Commercial
- Wealth and Trust fees grew 9% QoQ and 25% YoY
- Returned $94.0mm of capital to shareholders in 1Q26, including $85.0mm in share repurchases (2.5% of outstanding shares[4])
- Board approved 18% dividend increase and additional 15% share repurchase authorization

[1] These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Reconciliation of Non-GAAP for the most directly comparable GAAP measures
[2] This constitutes net income attributable to WSFS; excludes net income attributable to noncontrolling interest
[3] Tax-equivalent
[4] Represents shares outstanding as of December 31, 2025
[5] Reflects ACL on loans and leases over the amortized cost of the total portfolio

4

5 37% 41% 46% 29% 34% 38% 0% 15% 30% 45% 60% 3Q25 4Q25 1Q26 Interest-Only Total Net Interest Margin Trends NIM of 3.83%, flat quarter-over-quarter, while absorbing prior quarter interest rate cuts 1 Average total loan yield excludes purchase accounting accretion (PAA) 2 Deposit betas are based on cumulative client deposit costs for the down-cycle rate (September 2024 start); assumes Fed Funds of 3.75% • Loan yields down 14bps QoQ, primarily due to interest rate cuts, while client deposit costs decreased 12bps • March exit client deposit cost of 1.30%; exit interest-only beta of 46% 1.71% 1.63% 1.62% 1.45% 1.33% 1.77% 1.68% 1.66% 1.51% 1.41% 6.60% 6.54% 6.60% 6.36% 6.22% 2.0% 3.2% 4.4% 5.6% 6.8% 8.0% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 1Q25 2Q25 3Q25 4Q25 1Q26 Lo an Y ie ld (% ) Cl ie nt D ep os it Co st (% ) Client Deposit Cost Total Funding Cost Total Loans Ex PAA Yield1 3.88% 3.83% 3.83% 0.00% 1.20% 2.40% 3.60% 4.80% 1Q25 4Q25 1Q26 4.50%Fed Funds %4 3.75% 3 Betas are the average of the last month in a respective quarter unless otherwise stated 4 Fed funds is based on the exit rate and the upper bound of the range 3.75% Average Deposit Cost and Loan Yield Net Interest Margin Deposit Betas2,3

6 Loan Portfolio Highlights Commercial loan growth led by 7% annualized growth in C&I 1 Includes new loans, existing new funding, in-process, HFS, and net line activity. Excludes reclasses, purchase accounting marks/unearned changes, and commercial leases 2 C&I loans includes owner-occupied real estate ($ in millions) Mar 2026 Dec 2025 Mar 2025 QoQ $ Growth Annualized % Growth YoY $ Growth % Growth C & I Loans2 $4,849 $4,766 $4,651 $83 7% $198 4% Commercial Mortgages (CRE) 3,882 3,916 3,982 (34) (4%) (100) (3%) Construction Loans 1,034 1,024 869 10 4% 165 19% Commercial Leases 588 603 636 (15) (10%) (48) (8%) Total Commercial Loans $10,353 $10,309 $10,138 $44 2% $215 2% Residential Mortgage (HFS/HFI) 1,127 1,120 992 7 3% 135 14% Consumer Loans - WSFS 1,046 1,038 906 8 3% 140 15% Consumer Loans - Partnership 808 856 1,127 (48) (23%) (319) (28%) Total Gross Loans $13,334 $13,323 $13,163 $11 0% $171 1% EOP Loans - QoQ and YoY Commercial: • Strong overall fundings with C&I more than double year-over-year • Annualized loan growth of 6% over the past two quarters • C&I line utilization of 37.7%, up from 35.2% prior quarter • 90-day weighted average pipeline of ~$270mm Consumer: • Residential mortgage originations up over 70% versus 1Q25 $116 $201 $121 $263 $268$33 $66 $85 $126 $110 $98 $141 $177 $165 $112 $48 -$2 -$58 $58 $81 $295 $406 $325 $612 $571 -$100 $0 $100 $200 $300 $400 $500 $600 $700 1Q25 2Q25 3Q25 4Q25 1Q26 C&I CRE Construction Net Line Activity Commercial Fundings and Line Activity ($mm)1

7 ($ in millions) Mar 2026 Dec 2025 Mar 2025 QoQ $ Growth Annualized % Growth YoY $ Growth % Growth Noninterest Demand $6,372 $5,577 $4,947 $795 58% $1,425 29% Interest-bearing Demand 2,848 2,884 2,882 (36) (5%) (34) (1%) Savings 1,418 1,410 1,463 8 2% (45) (3%) Money Market 5,909 5,762 5,487 147 10% 422 8% Total Core Deposits $16,547 $15,633 $14,779 $914 24% $1,768 12% Time Deposits 1,921 2,009 2,100 (88) (18%) (179) (9%) Total Client Deposits $18,468 $17,642 $16,879 $826 19% $1,589 9% EOP Deposits by Product - QoQ and YoY Deposit Highlights • 5% increase in ending client deposits QoQ, driven by Trust and Commercial • 34% of average deposits are noninterest demand • Ending balances reflect elevated client activity within Trust and Commercial • 9% increase in ending client deposits YoY • Noninterest demand increased 29% YoY, driven by Trust and Commercial • 53% of average client deposits are coming from Commercial, Small Business Banking, and Wealth and Trust 5% quarter-over-quarter growth in client deposits including 14% growth in noninterest deposits 12% 12% 12% 11% 11% 41% 40% 40% 40% 40% 17% 16% 16% 16% 15% 30% 32% 32% 33% 34% 0% 20% 40% 60% 80% 100% 1Q25 2Q25 3Q25 4Q25 1Q26 Noninterest IB Demand Savings/MM Time Average Total Client Deposit Mix Consumer 47% Commercial 23% Small Business Banking 10% Trust 13% Wealth 7% Average Client Deposits By Business Line

8 $17 $21 $19 $24 $23 $22 $40 $46 $49 $81 $90 $90 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 1Q25 4Q25 1Q26 Co re F ee R ev en ue ($ m m ) Banking Cash Connect Wealth and Trust Core Fee Revenue1 Continued double-digit year-over-year growth in Wealth and Trust 1 These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Reconciliation of Non-GAAP for the most directly comparable GAAP measures 2 2025 Asset-Backed Alert; activity based on total issuance of deals in the year ® Core Fee Revenue flat QoQ and up 11% YoY Wealth and Trust (+25% YoY) Bryn Mawr Trust® 31% BMT of DE 18% WSFS Institutional Services® 51% Corporate Trust up 46% YoY due to higher custody and paying agent fees as we continue to gain market share Ranked fourth most active U.S. ABS & MBS trustee with 11.7% market share2 Global Capital Markets up 47% YoY due to higher assignment fees from increased deal activity Private Wealth Management up 14% YoY when excluding the two previously announced exits of Commonwealth and Powdermill Bryn Mawr Trust of Delaware up 27% YoY due to growth in accounts

9 11.25% 10.14% 13.12% 8.32% 2.66% 0.37% 2.54% 1.70% 13.91% 10.51% 15.66% 10.02% 0% 4% 8% 12% 16% CET1 Leverage TRBC TCE Effective AOCI Well-capitalized Reported ($8.71) $33.71 ($20) ($10) $0 $10 $20 $30 $40 1Q22 3Q22 1Q23 3Q23 1Q24 3Q24 1Q25 3Q25 1Q26 TBV2 and AOCI per Share AOCI/share TBV/share Capital All capital ratios remain significantly above “well-capitalized” even when considering Effective AOCI 1Q26 Capital Ratios including Effective AOCI Impact1,2 1 Effective AOCI ($540.6mm) includes unrealized losses on AFS and unrecognized fair value of HTM as of March 31, 2026; reported AOCI of ($454.1mm) 2 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Reconciliation of Non-GAAP for the most directly comparable GAAP measure 2 • Up $4.46 or 15% YoY in TBV per share • Tangible book value (TBV) of $33.71 per share includes a negative impact of $8.71 per share related to Reported AOCI1 • Effective AOCI represents the impact of a full liquidation of the investment portfolio • TCE of 10.02% when considering Effective AOCI 2

10 13.81% 13.92% 13.91% 0% 2% 4% 6% 8% 10% 12% 14% 16% YE24 YE25 1Q26 >100% of 1Q26 net income returned to shareholders; Repurchased 2.5% of shares in 1Q261 and 11.5% since year-end 20242 $35.8 $37.2 $9.0 $95.4 $287.5 $85.0 $131.2 $324.7 $94.0 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2024 2025 1Q26 M ill io ns Dividend Repurchases Capital Return Framework Board approved an 18% dividend increase and an additional 15% share repurchase authorization 1 Represents shares outstanding as of December 31, 2025 2 Represents shares outstanding as of December 31, 2024 CET1 medium-term target of ~12% Total Capital Returned to ShareholdersCET1 Trend Medium-Term Operating Target

11 $85 $87 $55 $67 $60 $43 $54 $35 $86 $26 $20 $17 $15 $15 $15 $148 $158 $105 $168 $101 1.13% 1.22% 0.81% 1.27% 0.76% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% $0 $50 $100 $150 $200 $250 1Q25 2Q25 3Q25 4Q25 1Q26 M ill io ns Non-accruing Accruing Govt. Guaranteed Ed. % of Gross Loans Asset Quality Metrics $684 $683 $630 $536 $504 5.19% 5.19% 4.84% 4.02% 3.78% 0.0% 1.2% 2.4% 3.6% 4.8% 6.0% $300 $400 $500 $600 $700 $800 1Q25 2Q25 3Q25 4Q25 1Q26 M ill io ns Problem Assets % of Gross Loans $21 $4 $9 $14 -$4 $1 $1 $1 $1 $3 $5 0.76% 0.30% 0.30% 0.46% -0.11% -2.0% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% -$10 $0 $10 $20 $30 $40 1Q25 2Q25 3Q25 4Q25 1Q26 M ill io ns Commercial Consumer Upstart % of Avg. Gross Loans $117 $106 $73 $72 $88 0.57% 0.51% 0.35% 0.34% 0.40% 0.0% 0.2% 0.3% 0.5% 0.6% $0 $25 $50 $75 $100 $125 $150 1Q25 2Q25 3Q25 4Q25 1Q26 M ill io ns Nonperforming Assets % of Total Assets • Problem Assets and DLQ down significantly QoQ and YoY • NPA: Increased 6bps QoQ • Primarily due to two well-secured loans (C&I and multifamily) • NCO: Decreased 57bps QoQ • Primarily driven by partial charge offs of two existing NPLs which were more than offset by the $15.7mm recovery • Non-Depository Financial Institutions: • $444mm (3.3% of gross loans) • 0.11% problem loans • No NPAs, DLQs, or charge-offs • No single portfolio segment is >33% 1Q 2026 Performance 1 Excludes impacts from accounts receivable 2 The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates with a reasonable degree of accuracy 4 3 <$1 Problem Assets Nonperforming Assets (NPA) Delinquencies (DLQ) Net Charge-offs (NCO)1 Revised FY26 NCO Outlook 25bps to 35bps1,2 3 Includes fully government guaranteed and 98% government guaranteed student loans 4 Average gross loans net of unearned income, excluding loans held-for-sale

12 $150 $160 $170 $180 $190 $200 12/31/2025 New Originations Forecast / Migration Payoffs / Paydowns NCO / Other 3/31/2026 ACL Ratio 1Q 2026 ACL ($mm) 1 Reflects ACL on loans and leases over the amortized cost of the total portfolio 2 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Reconciliation of Non-GAAP for the most directly comparable GAAP measure Loan & Leases ACL Overview ACL and Coverage Ratio by Segment 1Q 2026 ACL Commentary 1.36% • ACL coverage ratio1 of 1.36%; 1.46% including estimated remaining credit mark on acquired loan portfolios2 • FY GDP forecast of 2.4% in 2026 and 2.7% in 20273 • FY unemployment forecast of 4.5% in 2026 and 4.3% in 20273 1.36% 3 Source: Oxford Economics as of March 2026 4 NDFI loans are included in C&I; Hotel loans are included in the C&I and Construction 5 Commercial excludes Leasing $180 $8 $2 ($8) ($2) 5 1.26% 1.64% 1.36% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 1Q22 1Q23 1Q24 1Q25 1Q26 ACL % By Portfolio and Total1 Commercial Consumer and Leasing Total ACL% $180

13 Investment Portfolio High-quality investment portfolio providing consistent cash flows and borrowing capacity 1 Investment portfolio value includes market value AFS and book value of HTM 2 Weighted average duration and yield of the MBS portfolio 3 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Reconciliation of Non-GAAP for the most directly comparable GAAP measure • Forecasting P&I cash flows of $1bn+ over the next 24 months • Reinvestment will support earnings stability and balance sheet flexibility • Reinvestment yields are expected to be accretive to portfolio yield and NIM • Deployment focused on Agency MBS (limited extension/prepayment) Investments Investment Portfolio1 $4.54bn % of Total Assets1 21% Portfolio Duration2 5.8yrs Portfolio Yield2 2.43% Agency MBS/Notes % >95% Reported AOCI ($454.1mm) Effective AOCI3,4 ($540.6mm) AFS Agency MBS Agency CMOs GNMA MBS/CMOs Agency Debent. HTM Agency MBS Munis $3.58bn $0.96bn $549 $522 $475 $446 $454 $0 $150 $300 $450 $600 1Q25 2Q25 3Q25 4Q25 1Q26 M ill io ns Reported AOCI Trend 4 Effective AOCI ($540.6mm) includes unrealized losses on AFS and unrecognized fair value of HTM as of March 31, 2026; assumes all securities, including HTM, are sold at market prices Note: As of March 31, 2026, unless otherwise stated

14 Reconciliation of Non-GAAP Financial Measures

15 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted Net Income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, loss on debt extinguishment, corporate development and restructuring expense, and remeasurement of lease liability; • Core noninterest income, also called Core Fee Revenue, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of realized/unrealized gain (loss) on equity investments, net, and Visa derivative valuation adjustment; • Core fee revenue ratio (%) is a non-GAAP measure that divides (i) Core Fee Revenue by (ii) Core Net Revenue (tax-equivalent); • Core net interest income is a non-GAAP measure that adjusts net interest income to exclude the impact of certain dividends; • Core Earnings Per Share (EPS) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core Net Revenue is a non-GAAP measure that adds (i) core net interest income and (ii) Core Fee Revenue; • Core Net Revenue (tax-equivalent) is a non-GAAP measure that adjusts core net revenue to include the impact of tax-equivalent income; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude FDIC special assessment, loss on debt extinguishment, corporate development and restructuring expenses, and remeasurement of lease liability; • Core Efficiency Ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core interest income and Core Fee Revenue; • Core Return on Average Assets (ROA) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Effective AOCI is a non-GAAP measure that adds (i) unrealized losses on AFS securities, (ii) unrealized holding losses on securities transferred from AFS to HTM, and (iii) unrecognized fair value losses on HTM securities; • Tangible Common Equity (TCE) is a non-GAAP measure and is defined as total stockholders’ equity of WSFS less goodwill and other intangible assets; • TCE Ratio is a non-GAAP measure that divides (i) TCE by (ii) tangible assets; • Tangible assets is a non-GAAP measure and is defined as total assets less goodwill and other intangible assets; • Adjusted tangible assets is a non-GAAP measure that adjusts tangible assets to include the impact of the liquidation of our investment securities portfolio; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity; • Core ROTCE is a non-GAAP measure that is defined as adjusted net income (non-GAAP) attributable to WSFS divided by tangible common equity; • Net tangible income is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the amortization of intangible assets; • Core net tangible income is a non-GAAP measure that adjusts adjusted net income (non-GAAP) attributable to WSFS to exclude the impact of the amortization of intangible assets; • Tangible common book value per share (TBV) is a non-GAAP financial measure that divides (i) TCE by (ii) shares outstanding; • Tangible common equity including effective AOCI is a non-GAAP measure that adjusts tangible common equity to include effective AOCI; • Pre-provision Net Revenue (PPNR) is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impacts of (i) income tax provision and (ii) provision for credit losses; • Core PPNR is a non-GAAP measure that adjusts PPNR to exclude the impact of realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, loss on debt extinguishment, corporate development and restructuring expenses, and remeasurement of lease liability; • Core Return on Average Equity (ROE) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average stockholders’ equity for the applicable period; • Adjusted risk weighted assets is a non-GAAP measure that adjusts the Corp’s risk weighted assets determined in accordance with GAAP to include the impact of the liquidation of our investment securities portfolio; • Adjusted average assets is a non-GAAP measure that adjusts the Corp’s average assets determined in accordance with GAAP to include the impact of the liquidation of our investment securities portfolio; • Adjusted tangible assets is a non-GAAP measure that adjusts tangible assets to include the impact of the liquidation of our investment securities portfolio; • Adjusted total risk-based capital is a non-GAAP measure that adjusts total risk-based capital determined in accordance with GAAP to include effective AOCI; • Adjusted total risk-based capital ratio is a non-GAAP measure that divides (i) adjusted total risk-based capital by (ii) adjusted risk weighted assets; • Adjusted common equity Tier 1 capital is a non-GAAP measure that adjusts common equity Tier 1 capital determined in accordance with GAAP to include effective AOCI; • Adjusted common equity Tier 1 capital ratio is a non-GAAP measure that divides (i) adjusted common equity Tier 1 capital by (ii) adjusted risk weighted assets; • Adjusted Tier 1 capital is a non-GAAP measure that adjusts Tier 1 capital determined in accordance with GAAP to include effective AOCI; • Adjusted Tier 1 leverage ratio is a non-GAAP measure that divides (i) adjusted Tier 1 capital by (ii) adjusted average assets; and • Coverage ratio including the remaining credit marks is a non-GAAP measure that adjusts the coverage ratio to include the impact of the remaining credit marks on the acquired loan portfolios.

Appendix: Non-GAAP Financial Information

(dollars in thousands)	Three Months Ended March 31, 2026	December 31, 2025	March 31, 2025
Net interest income (GAAP)	$ 185,136	$ 187,353	$ 175,216
Core net interest income (non-GAAP)	$ 185,136	$ 187,353	$ 175,216
Noninterest income (GAAP)	$ 90,115	$ 84,521	$ 80,897
Plus: Unrealized loss on equity investments, net	—	(4,057)	—
(Plus)/less: Visa derivative valuation adjustment	—	(1,500)	—
Core fee revenue (non-GAAP)	**$ 90,115**	$ 90,078	$ 80,897
Core net revenue (non-GAAP)	**$ 275,251**	$ 277,431	$ 256,113
Core net revenue (non-GAAP) (tax-equivalent)	**$ 275,780**	$ 277,957	$ 256,568
Noninterest expense (GAAP)	**$ 162,765**	$ 161,973	$ 151,795
Less: Loss on debt extinguishment	—	1,151	—
Less: Corporate development expense	57	55	59
Less/(plus): Restructuring expense	2,796	(126)	260
Core noninterest expense (non-GAAP)	**$ 159,912**	$ 160,893	$ 151,476
Core efficiency ratio (non-GAAP)	**58.0 %**	57.9 %	59.0 %
Core fee revenue ratio (non-GAAP)(tax-equivalent)	**32.7 %**	32.4 %	31.5 %

(dollars in thousands, except per share data)	Three Months Ended March 31, 2026	December 31, 2025	March 31, 2025
Calculation of tangible common equity ratio:			
Total Assets (GAAP)	$ 22,106,915	$ 21,314,076	$ 20,548,950
Less: Goodwill and other intangible assets	966,388	969,903	983,882
Total tangible assets (non-GAAP)	$ 21,140,527	$ 20,344,173	$ 19,565,068
Total stockholders' equity of WSFS (GAAP)	$ 2,724,493	$ 2,738,545	$ 2,671,614
Less: Goodwill and other intangible assets	966,388	969,903	983,882
Total tangible common equity (non-GAAP)	$ 1,758,105	$ 1,768,642	$ 1,687,732
Equity to asset ratio (GAAP)	12.32 %	12.85 %	13.00 %
Tangible common equity to tangible assets ratio (non-GAAP)	8.32 %	8.69 %	8.63 %

(dollars in thousands)	Three Months Ended March 31, 2026
Calculation of effective AOCI:	
Unrealized losses on AFS securities	$ 385,270
Unrealized losses on securities transferred from AFS to HTM	60,542
Unrecognized fair value on HTM securities	94,824
Effective AOCI (non-GAAP)	**$ 540,636**
Calculation of coverage ratio including the estimated remaining credit marks:	
Coverage ratio	1.36 %
Plus: Estimated remaining credit marks on the acquired loan portfolios	0.10
Coverage ratio including the estimated remaining credit marks (non-GAAP)	**1.46 %**

16

Appendix: Non-GAAP Financial Information

(dollars in thousands, except per share data)	Three Months Ended March 31, 2026	December 31, 2025	March 31, 2025
GAAP net income attributable to WSFS	$ 86,827	$ 72,678	$ 65,896
Plus/(less): Pre-tax adjustments[1]	2,853	6,637	319
(Less)/plus: Tax impact of pre-tax adjustments	(639)	(1,637)	(78)
Adjusted net income (non-GAAP) attributable to WSFS	$ 89,041	$ 77,678	$ 66,137
Net income (GAAP)	$ 86,845	$ 72,694	$ 65,867
Plus: Income tax provision	27,639	24,538	21,101
Plus: Provision for credit losses	(1,998)	12,669	17,350
PPNR (Non-GAAP)	112,486	109,901	104,318
Plus/(less): Pre-tax adjustments[1]	2,853	6,637	319
Core PPNR (Non-GAAP)	$ 115,339	$ 116,538	$ 104,637
GAAP return on average assets (ROA)	1.61 %	1.33 %	1.29 %
Plus/(less): Pre-tax adjustments[1]	0.05	0.12	0.01
(Plus)/less: Tax impact of pre-tax adjustments	(0.01)	(0.03)	(0.01)
Core ROA (non-GAAP)	1.65 %	1.42 %	1.29 %
Less: Impact of loan recovery (after-tax)	0.22	—	—
Core ROA excluding loan recovery (non-GAAP)	1.43 %	1.42 %	1.29 %
Earnings per share (diluted)(GAAP)	$ 1.64	$ 1.34	$ 1.12
Plus/(less): Pre-tax adjustments[1]	0.05	0.12	0.01
(Plus)/less: Tax impact of pre-tax adjustments	(0.01)	(0.03)	—
Core earnings per share (non-GAAP)	$ 1.68	$ 1.43	$ 1.13
Less: Impact of loan recovery (after-tax)	0.23	—	—
Core EPS excluding loan recovery (non-GAAP)	$ 1.45	$ 1.43	$ 1.13

[1] Pre-tax adjustments include realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, loss on debt extinguishment, and corporate development and restructuring expense

17

18 Appendix: Non-GAAP Financial Information Three Months Ended (dollars in thousands) March 31, 2026 December 31, 2025 March 31, 2025 Calculation of return on average tangible common equity: GAAP net income attributable to WSFS $ 86,827 $ 72,678 $ 65,896 Plus: Tax effected amortization of intangible assets 2,778 2,782 2,945 Net tangible income (non-GAAP) $ 89,605 $ 75,460 $ 68,841 Average stockholders' equity of WSFS $ 2,769,574 $ 2,742,480 $ 2,637,354 Less: Average goodwill and intangible assets 968,555 972,332 986,738 Net average tangible common equity $ 1,801,019 $ 1,770,148 $ 1,650,616 Return on average equity (GAAP) 12.71% 10.51% 10.13 % Return on average tangible common equity (non-GAAP) 20.18% 16.91% 16.91 % Calculation of core return on average tangible common equity: Adjusted net income (non-GAAP) attributable to WSFS $ 89,041 $ 77,678 $ 66,137 Plus: Tax effected amortization of intangible assets 2,778 2,782 2,945 Core net tangible income (non-GAAP) $ 91,819 $ 80,460 $ 69,082 Net average tangible common equity $ 1,801,019 $ 1,770,148 $ 1,650,616 Core return on average equity (non-GAAP) 13.04% 11.24% 10.17 % Core return on average tangible common equity (non-GAAP) 20.68% 18.03% 16.97%

19 Appendix: Non-GAAP Financial Information As of March 31, (dollars in thousands) 2026 Calculation of adjusted common equity Tier 1 capital: Common equity tier 1 capital (GAAP) $ 2,237,226 Less: Effective AOCI (non-GAAP) 540,636 Adjusted common equity tier 1 capital (non-GAAP) $ 1,696,590 Risk Weighted Assets (GAAP) $ 16,085,590 Less: Debt securities 1,008,284 Adjusted Risk Weighted Assets (non-GAAP) $ 15,077,306 Common equity Tier 1 capital (GAAP) 13.91 % Adjusted common equity Tier 1 capital ratio (non-GAAP) 11.25 % Calculation of adjusted Tier 1 leverage: Tier 1 capital (GAAP) $ 2,237,226 Less: Effective AOCI (non-GAAP) 540,636 Adjusted Tier 1 capital (non-GAAP) $ 1,696,590 Average assets (Corp) (GAAP) $ 21,296,226 Less: Average debt securities 4,559,582 Adjusted average assets (non-GAAP) $ 16,736,644 Tier 1 leverage (GAAP) 10.51 % Adjusted Tier 1 leverage (non-GAAP) 10.14 % As of March 31, (dollars in thousands) 2026 Calculation of adjusted total risk-based capital: Total risk-based capital (GAAP) $ 2,518,296 Less: Effective AOCI (non-GAAP) 540,636 Adjusted total risk-based capital (non-GAAP) $ 1,977,660 Risk Weighted Assets (GAAP) $ 16,085,590 Adjusted Risk Weighted Assets (non-GAAP) 15,077,306 Total risk-based capital (GAAP) 15.66 % Adjusted total risk-based capital ratio (non-GAAP) 13.12 % Calculation of adjusted tangible common equity to tangible assets ratio (non-GAAP): Total tangible assets (non-GAAP) $ 21,140,527 Less: Investment securities, AFS & HTM 4,540,113 Total adjusted tangible assets (non-GAAP) $ 16,600,414 Total tangible common equity (non-GAAP) $ 1,758,105 Less: Unrecognized fair value on HTM securities 94,824 Total adjusted tangible common equity (non-GAAP) $ 1,663,281 Tangible common equity to tangible assets ratio (non-GAAP) 8.32 % Tangible common equity to tangible assets ratio including effective AOCI (non-GAAP) 10.02%